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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2015

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HSBC USA INC.
(Exact name of registrant as specified in its charter)

Commission File Number 1-7436

Maryland	13-2764867
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

452 Fifth Avenue New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (212) 525-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
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On May 27, 2015, HSBC USA Inc. (the “Registrant”) announced the redemption of two series of its preferred securities and three series of its capital trust securities, in each case with a redemption date of June 26, 2015.

A copy of the Registrant’s press release announcing the redemptions is attached as exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
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(d)	Exhibits.
	Exhibit No.	Description
	99.1	Press release dated May 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA Inc.

By:

	Name:	/s/ Jeanine L. McHugh
	Title:	Senior Vice President, Deputy General Counsel -- Corporate
Date: May 27, 2015

Index to Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release dated May 27, 2015.